UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005

Commission File Number 1-2198	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No. 38-0478650

The Detroit Edison Company
(a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Definitions and Foward-Looking Statements
Business and Properties under Parts 1 and 2 of Annual Report
Management's Narrative Analysis of Results of Operations under Item 7
Financial Statements and Supplementary Data under Item 8
Consent of Deloitte & Touche

Item 8.01 OTHER EVENTS
We are filing this Form 8-K to enable investors to review certain financial data reflected in our Annual Report on Form 10-K for the period ended December 31, 2004, on a basis consistent with a realignment of our business segments which was adopted in the second quarter of 2005. Through the first quarter of 2005, we operated our business through two strategic business units (Energy Resources and Energy Distribution). In the second quarter of 2005, we have combined the previous two segments into a single segment that more closely reflects how we operate and manage our business. Based on this structure we set strategic goals, allocate resources and evaluate performance.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

99.1	Definitions and Forward-Looking Statements

99.2	Business and Properties under Parts 1 and 2 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.3	Managements’s Narrative Analysis of Results of Operations under Item 7 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.4	Financial Statements and Supplementary Data under Item 8 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

99.5	Consent of Deloitte & Touche LLP

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SIGNATURE
Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DETROIT EDISON COMPANY
(Registrant)

Date: August 4, 2005	By	/s/ DANIEL G. BRUDZYNSKI

Daniel G. Brudzynski
Chief Accounting Officer,
Vice President and Controller

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EXHIBIT INDEX
Exhibit No. Exhibit

Exhibit 99.1 — Definitions and Forward-Looking Statements

Exhibit 99.2 — Business and Properties under Parts 1 and 2 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

Exhibit 99.3 — Management’s Narrative Analysis of Results of Operations under Item 7 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

Exhibit 99.4 — Financial Statements and Supplementary Data under Item 8 of Detroit Edison’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004

Exhibit 99.5 — Consent of Deloitte & Touche

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